Villere Balanced Fund
ticker:  villx

Villere Equity Fund
ticker:  vleqx

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Villere Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (villere.com/mutual-funds). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1.866.209.1129.

Prospectus

December 29, 2018
As Supplemented February 7, 2019

TABLE OF CONTENTS

SUMMARY SECTION Villere Balanced Fund	3
SUMMARY SECTION Villere Equity Fund	8
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	12
PORTFOLIO HOLDINGS INFORMATION	17
INVESTMENT ADVISER	17
SHAREHOLDER INFORMATION	18
TOOLS TO COMBAT FREQUENT TRANSACTIONS	26
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	27
DIVIDENDS AND DISTRIBUTIONS	27
TAX CONSEQUENCES	28
INDEX DESCRIPTIONS	29
FINANCIAL HIGHLIGHTS	30
PRIVACY NOTICE	Inside Back Cover

SUMMARY SECTION

Villere Balanced Fund
(Ticker: VILLX)

Investment Objective

The Villere Balanced Fund (the “Balanced Fund” or the “Fund”) seeks to achieve long-term capital growth consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$98	$306	$531	$1,178

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund’s performance.  During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund pursues its investment objective by principally investing in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million at the time of purchase, as well as high quality fixed-income obligations (i.e., U.S. government and corporate bonds, notes and bills).

Under normal market conditions, the Balanced Fund invests 50% to 80% of its assets in equity securities selected primarily for their growth potential and 20% to 50% of its assets in equity and fixed-income securities selected primarily for their income potential.  Additionally, the Balanced Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  In selecting investments, the Adviser places a greater emphasis on the income component of the Fund’s portfolio than might be the case for a traditional equity fund.

Of the securities selected for income potential, under normal market conditions, the Balanced Fund will invest at least 25% of its assets in fixed-income securities and short-term instruments.  Fixed-income securities will primarily be investment grade, with maturities generally ranging from three to ten years, with an average maturity of approximately four years.  The Balanced Fund may also invest up to 10% in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s).

A stock will be considered for sale by the Balanced Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost.  The Adviser may sell a fixed-income security when there is perceived deterioration in the credit fundamentals of the issuer or if the Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.  Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Balanced Fund.  The following are the principal risks that could affect the value of your investment:

•
Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund's performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Equity Securities Risk:  The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Balanced Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•	Management Risk: The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
•	Fixed Income Securities Risks: Fixed income (debt) securities are generally subject to the following risks:
o
Interest Rate Risk.  The value of the Balanced Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk.  The Balanced Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely.  Prices of the Balanced Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.  Credit spreads may increase, which may reduce the market values of the Fund’s securities.  Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

o
Prepayment Risk.  Issuers of securities held by the Balanced Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Balanced Fund may have to invest the proceeds in lower-yielding securities.

•
Large-Sized Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Companies Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
High Yield (“Junk Bond”) Risk:  The value of fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•
Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Balanced Fund may lose money and there may be a delay in recovering the loaned securities.  The Balanced Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Performance

The following performance information provides some indication of the risks of investing in the Balanced Fund.  The bar chart below illustrates how the Balanced Fund’s total returns have varied from year to year.  The table below illustrates how the Balanced Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with that of a broad-based securities index and additional indices provided to offer a broader market perspective.  The Balanced Fund’s past performance, before and after taxes, is not necessarily an indication of how the Balanced Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.villere.com.

Calendar Year Total Returns as of December 31*

* The Balanced Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2018 was 12.34%.

During the period shown in the bar chart, the Balanced Fund’s highest quarterly return was 22.54% for the quarter ended June 30, 2009, and the lowest quarterly return was -20.01% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2017
	One Year	Five Years	Ten Years
Return Before Taxes	9.13%	5.58%	7.09%
Return After Taxes on Distributions	8.81%	4.43%	6.31%
Return After Taxes on Distributions and Sale of Fund Shares	5.17%	4.20%	5.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Lipper Balanced Fund Index (reflects no deduction for taxes)	14.10%	8.73%	5.73%
Barclays Capital Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	2.14%	1.50%	3.32%
S&P 500® Index (65%)/Barclays Capital Intermediate Government/Credit Bond Index (35%) (reflects no deduction for fees, expenses or taxes)	14.60%	10.71%	6.95%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the figure shown under “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the figure shown under “Return Before Taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (1999)
St. Denis J. Villere III, Member of the Adviser Managed the Fund since inception (1999)
Lamar G. Villere, Member of the Adviser Managed the Fund since 2013

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Villere Balanced Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-209-1129, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Accounts	$2,000	$500
Automatic Investment Plans	$2,000	$100

Tax Information

The Balanced Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

Villere Equity Fund
(Ticker:  VLEQX)

Investment Objective

The Villere Equity Fund (the “Equity Fund” or the “Fund”) seeks to achieve long-term growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed less than 60 days from purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.23%

Example

This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$124	$387	$670	$1,477

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Fund’s performance.  During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Equity Fund strives to be fully invested at all times.  Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  The Equity Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The Adviser utilizes a bottom-up approach to select domestic equity securities that it believes will offer growth regardless of the economic cycle, interest rates or political climate.  The Equity Fund may invest in companies of any capitalization size.  The Equity Fund primarily invests in common stocks of approximately 20 to 30 companies, but may also invest in preferred stocks, rights and warrants, and may occasionally invest in initial public offerings of companies.  The Equity Fund may invest up to 10% of its assets in foreign securities through American Depositary Receipts (“ADRs”).  Additionally, the Equity Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

A stock will be considered for sale by the Equity Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost.  Sales may also be made when consecutive quarterly disappointments occur, such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.

Principal Risks of Investing in the Equity Fund

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Equity Fund.  The following are the principal risks that could affect the value of your investment:

•
Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Equity Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Equity Securities Risk:  The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•	Management Risk: The Adviser may fail to implement the Equity Fund’s investment strategies and meet its investment objective.
•
Large-Sized Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Companies Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
Growth Style Investment Risk:  Growth-oriented funds may underperform when value investing is in favor.  In addition, growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•
ADR Risk:  The performance of foreign securities depends on the political, social, and economic environments and other overall economic conditions.  The Equity Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

•
Initial Public Offering (“IPO”) Risk:  IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.

•
Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Equity Fund may lose money and there may be a delay in recovering the loaned securities.  The Equity Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund.  The bar chart below illustrates how the Equity Fund’s total returns have varied from year to year.  The table below illustrates how the Equity Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index and an additional index provided to offer a broader market perspective.  The Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.villere.com.

Calendar Year Total Returns
as of December 31*
* The Equity Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2018 was 15.31%.

During the period shown in the bar chart, the Equity Fund’s highest quarterly return was 8.99% for the quarter ended September 30, 2016, and the lowest quarterly return was -12.11% for the quarter ended September 30, 2015.

Average Annual Total Returns as of December 31, 2017
	One Year	Since Inception (May 31, 2013)
Return Before Taxes	7.34%	2.86%
Return After Taxes on Distributions	7.34%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	2.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	13.73%
Lipper Mid Cap Growth Fund Index (reflects no deduction for taxes)	25.90%	12.17%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the figure shown under “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the figure shown under “Return Before Taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (2013)
St. Denis J. Villere III, Member of the Adviser Managed the Fund since inception (2013)
Lamar G. Villere, Member of the Adviser Managed the Fund since 2013

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Villere Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-209-1129, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Account	$2,000	$500
Automatic Investment Plan	$2,000	$100

Tax Information

The Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The Balanced Fund seeks to achieve long term capital growth consistent with preservation of capital and balanced by current income.  There is no guarantee that the Balanced Fund will achieve its investment objective.  The Balanced Fund’s investment objective is fundamental and may only be changed by approval of the Balanced Fund’s shareholders.

The Equity Fund seeks to achieve long term growth.  There is no assurance that the Equity Fund will achieve its investment objective.  The Equity Fund’s investment objective is non-fundamental and may be changed without shareholder approval upon at least a 60-day written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Balanced Fund
The Balanced Fund will principally invest in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million at the time of purchase, as well as high quality fixed-income obligations (i.e., U.S. government and corporate bonds, notes and bills).

Under normal market conditions, as a balanced fund, the Balanced Fund invests 50% to 80% of its assets in equity securities that are selected principally for their growth potential and will consist primarily of common stocks.

The Adviser selects stocks based on earnings potential, low debt-to-total capitalization, strong cash flow and low price-to-earnings ratios.  In selecting stocks, the Adviser places a greater emphasis on the income component of the Balanced Fund’s portfolio than might be the case for a traditional equity fund.  In addition, the Adviser considers the ability of a company’s management to enrich characteristics unique to its industry, such as being a low-cost producer in an industry, holding patents or demonstrating research and development efforts that have put a company ahead of its competition.  The Adviser also seeks those stocks with undervalued assets and growth potential that remain unrecognized by the investment community.  This may occur when companies fall out of favor due to economic cycles, trade at a perceived discount to their peer group or are otherwise undervalued based on the issuer’s current operations.  The Adviser seeks significant potential for future earnings growth in addition to catalysts for that growth, such as new products, improving industry trends or economic conditions.  Additionally, the Balanced Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

A stock will be considered for sale by the Balanced Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost.  The Adviser may sell a fixed-income security when there is perceived deterioration in the credit fundamentals of the issuer or if the Adviser believes it would be appropriate to do so in order to readjust the duration of the Balanced Fund’s investment portfolio.  Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.

Equity and fixed income securities selected primarily for their income potential will normally constitute 20% to 50% of the Balanced Fund’s assets.  Of these securities, under normal market conditions, at least 25% of the Balanced Fund’s assets will be invested in fixed-income securities and short-term instruments.  Fixed-income securities are securities that pay a specified rate of return and generally include bonds, notes and bills issued by the U.S. government, its agencies and instrumentalities; corporate bonds; as well as preferred and convertible securities that pay fixed-income.  In addition to fixed-income securities, the Balanced Fund may also invest in dividend-paying common stocks.

The Adviser makes its fixed-income purchase decisions by analyzing interest coverage ratios, total liabilities, debt-to-equity ratios and earnings quality.  These factors are continually reviewed, and if they are not consistently met, a fixed-income holding will be considered for sale.  The Balanced Fund’s fixed-income portion will generally have an average maturity of approximately four years.

It is also expected that approximately 90% of the fixed-income securities held by the Balanced Fund will be rated at least “investment grade” by one or more nationally recognized statistical ratings organizations (each an “NRSRO”), such as Standard & Poor’s® Ratings Group and Moody’s Investors Service©, Inc.  The Adviser may also purchase fixed-income securities that are unrated, but are believed by the Adviser to be of comparable quality to investment grade.  Up to 10% of the Balanced Fund’s fixed-income component, may be invested in fixed-income securities rated “BB” or lower or, if unrated, of comparable quality.  Such lower rated securities, often referred to as “junk bonds,” may be considered speculative.

Equity Fund
The Equity Fund strives to be fully invested at all times.  Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  The Equity Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The Equity Fund primarily invests in common stocks of approximately 20 to 30 companies, but may also invest in preferred stocks, rights and warrants and may occasionally invest in IPOs.  The Equity Fund may invest up to 10% of its assets in foreign securities through ADRs.

The Adviser utilizes a bottom-up approach to select domestic equity securities that will offer growth regardless of the economic cycle, interest rates or political climate.  The Adviser selects stocks based on earnings potential, low debt-to-total capitalization, strong cash flow and low price-to-earnings ratios.  In selecting stocks, the Adviser is not particular regarding a company’s capitalization size, but rather places a greater emphasis on the growth component of the Equity Fund’s portfolio than might be the case for a traditional equity fund.  In addition, the Adviser considers the ability of a company’s management to enrich characteristics unique to its industry, such as being a low-cost producer in an industry, holding patents or demonstrating research and development efforts that have put a company ahead of its competition.  The Adviser also seeks those stocks with undervalued assets and growth potential that remain unrecognized by the investment community.  This may occur when companies fall out of favor due to economic cycles, trade at a perceived discount to their peer group or are otherwise undervalued based on the issuer’s current operations.  The Adviser seeks significant potential for future earnings growth in addition to catalysts for that growth, such as new products, improving industry trends or economic conditions.  Additionally, the Equity Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

A stock will be considered for sale by the Equity Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost.  Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.

Cash Holdings and Temporary Defensive Positions for Both Funds.  Under normal market conditions, each Fund invests according to its principal investment strategies noted above.  However, there is no guarantee that a Fund will meet its investment objective.  However, each Fund may temporarily depart from its principal investment strategies and make short-term investments in cash, cash equivalents, short-term debt securities and money market instruments in response to adverse market, economic or political conditions.  In addition, a Fund may not achieve its investment objective to the extent that it makes such “defensive investments.”  In the event a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

You will be notified of any changes in a Fund’s investment strategies that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in the Funds entails risks.  The Funds cannot guarantee that they will achieve their investment objectives.  Since the prices of securities the Funds hold may fluctuate, the value of your investment in the Funds may also fluctuate and you could lose all or a portion of your investment.  It is important that investors closely review and understand these risks before making an investment in the Funds.  The principal risks of investing in the Funds are described below.

Market and Regulatory Risk (Both Funds).  Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

Equity Securities Risk (Both Funds).  Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.  Common stocks tend to be more volatile than other investment options such as bonds and money market instruments.  The value of a Fund's shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.  A Fund's shares and the total return on your investment may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Management Risk (Both Funds).  Management risk describes a Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.  The value of your investment in a Fund is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Large-Sized Companies Risk (Both Funds).  The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies Risk (Both Funds).  Investing in securities of small- and medium-sized companies may involve greater volatility and has historically been subject to greater investment risk than investing in larger and more established companies because small- and medium-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources, and their management may be dependent on a limited number of key individuals.  Securities of such companies may have limited market liquidity and their prices may be more volatile.  You should expect that each Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.  Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies.  Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Fixed Income Securities Risk (Balanced Fund).  Fixed income securities are generally subject to the following risks:

o
Interest Rate Risk.  Bond prices generally rise when interest rates decline and decline when interest rates rise.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

o
Extension Risk. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk.  The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.  The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.  If an issuer does not make interest or principal payments on a security when those payments are due (i.e., defaults), it potentially can reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt security, sometimes dramatically.

o
Prepayment Risk.  Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

High Yield Securities (“Junk Bond”) Risk (Balanced Fund).  Fixed income securities receiving the lowest investment grade rating may have speculative characteristics and compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High yield, high-risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and may be subordinate to other debt that an issuer may have outstanding.

Growth Style Investment Risk (Equity Fund).  Growth stocks can perform differently from the market as a whole and from other types of stocks.  Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general.  Thus, a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a faster rate than inflation and the economy.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.  During periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

ADR Risk (Equity Fund).  The Equity Fund may invest in ADRs, which are securities representing securities of foreign issuers.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Equity Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.  ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

IPO Risk (Equity Fund).  IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Equity Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices.  In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them.  Many IPOs are by small- or micro-cap companies that are undercapitalized.

Securities Lending Risk (Both Funds).  There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price.  When the Funds loan their portfolio securities, they will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of their agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Funds risk a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Who may want to invest in the Funds?

The Balanced Fund may be appropriate for investors who:

•	Can accept the risks of investing in a portfolio with both significant common stock and fixed-income holdings; and/or

•	Are pursuing a long-term goal such as retirement.

The Equity Fund may be appropriate for investors who:

•	Can accept the risks of investing in a portfolio with significant common stock holdings; and/or

•	Are pursuing a long-term goal such as retirement.

PORTFOLIO HOLDINGS INFORMATION

A description of each Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.villere.com.

INVESTMENT ADVISER

St. Denis J. Villere & Company, LLC is the investment adviser to the Funds.  The Adviser is located at 601 Poydras Street, Suite 1808, New Orleans, Louisiana 70130.  The Adviser was founded in 1911 and provides investment advisory services to individual and institutional clients and investment companies.  As of September 30, 2018, the Adviser had assets under management of approximately $2.3 billion.  The Adviser provides the Funds with advice on buying and selling securities.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.  Under the investment advisory agreement, the Funds pay the Adviser a management fee for its investment advisory services, calculated daily and payable monthly equal to 0.75% of the Funds’ average daily net assets.  For the fiscal year ended August 31, 2018, the Adviser received net advisory fees of 0.75% of the Balanced Fund’s average daily net assets, and 0.75% of the Equity Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement with the Adviser is available in the Funds’ Annual Report to Shareholders for the most recent period ended August 31.

PORTFOLIO MANAGERS

Mr. George V. Young is a member of the Adviser and serves as a portfolio manager to the Funds.  As a portfolio manager, Mr. Young is responsible for the day-to-day management of each Fund’s portfolio.  Mr. Young graduated from the University of Virginia with a B.A. in English in 1980.  He has managed investment advisory accounts for the Adviser since 1986.  Mr. Young is the nephew of St. Denis Villere, and the cousin of St. Denis Villere III and Lamar G. Villere, each of whom is a member of the Adviser.  Mr. Young has managed the Balanced Fund since its inception in 1999 and the Equity Fund since its inception in 2013.

Mr. St. Denis J. (“Sandy”) Villere, III is a member of the Adviser and serves as a portfolio manager to the Funds.  As a portfolio manager, Mr. Villere is responsible for the day-to-day management of each Fund’s portfolio.  Mr. Villere received a business degree from Southern Methodist University in 1997.  He was an institutional research analyst and equity salesman with Gerard Klauer Mattison, a Wall Street institutional equity research firm, for two years before coming to Villere & Co.  He is a member of the CFA Institute.  Mr. Villere is the son of St. Denis Villere and the cousin of George V. Young and Lamar G. Villere, each of whom is a member of the Adviser.  Mr. Villere has managed the Balanced Fund since its inception in 1999 and the Equity Fund since its inception in 2013.

Mr. Lamar G. Villere is a member of the Adviser and serves as a co-portfolio manager to the Funds.  As a co-portfolio manager, Mr. Villere is responsible for the day-to-day management of each Fund’s portfolio.  Mr. Villere graduated from Washington & Lee University with a B.A. in Journalism and Mass Communications in 1997 and from Vanderbilt University in 2002 with an M.B.A.  Mr. Villere received the designation of Chartered Financial Analyst in 2004.  Most recently, Mr. Villere was head of Private Equity, Tennessee Pension.  Other experience was head of Alternatives, Illinois Teachers’ Pension and as an equity analyst at Morgan Keegan & Co.  Mr. Villere is the nephew of St. Denis J. Villere, and cousin of George V. Young and St. Denis J. Villere III, each of whom is a member of the Adviser.  Mr. Villere has managed the Funds since 2013.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares in the Funds.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

A Fund’s share price is known as its net asset value (“NAV”).  The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “How to Purchase Shares”) by the Transfer Agent or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV.  A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  Fair value determinations may be made as described below under procedures adopted by the Board.

FAIR VALUE PRICING

Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund compares the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination.  If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

HOW TO PURCHASE SHARES

You may open a Fund account with a minimum initial investment as listed in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Accounts	$2,000	$500
Automatic Investment Plans	$2,000	$100

You may purchase shares of a Fund by completing an account application.  Your order will not be accepted until the completed account application is received by the Transfer Agent. Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Villere Funds.  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution.  The Funds will not accept payment in cash or money orders.  In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.  If any payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by a Fund as a result.  The Funds do not issue share certificates.  The Funds reserve the right to reject any purchase in whole or in part.  These minimums can be changed or waived by the Adviser at any time.

Shares of the Funds are not registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA PATRIOT ACT

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new account application, you will be required to supply the applicable Fund with your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity.  If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, a Fund may temporarily limit transactions or close an account if it is unable to verify a shareholder’s identity.  As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If a Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

BY MAIL

To purchase a Fund’s shares by mail, simply complete an account application and mail it, along with a check made payable to “Villere Funds” to the address below.

Regular Mail Villere Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Villere Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

If you are making a subsequent purchase, complete the stub included with your transaction confirmation or account statement and mail it together with a check made payable to the applicable Fund to the Transfer Agent at the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

BY TELEPHONE

If your signed account application has been received by a Fund, and unless you declined telephone privileges, you may purchase additional shares of a Fund by calling toll free at 1-866-209-1129.  Telephone purchases are subject to a Fund’s minimum of $500 for additions to your account.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase by telephone and your account must be open for at least 15 days prior to the first telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated on a day the NYSE is open.  For security reasons, requests by telephone will be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact a Fund by telephone, you may make your request in writing.

BY WIRE

Initial Investment
If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a customer service representative to submit your completed account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions.  If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-209-1129.

Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Funds at 1-866-209-1129 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the applicable Fund, your name and your account number so that it can be correctly applied.  Your bank should immediately transmit available funds by wire using the instructions you were given.

Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Prior to each wire purchase, please call the Transfer Agent at 1-866-209-1129 to advise the Transfer Agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of you wire.  It is essential that your bank include the name of the applicable Fund and your name and account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent at
1-866-209-1129.  Your bank may charge you a fee for sending a wire to a Fund.

Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit:    U.S. Bancorp Fund Services, LLC
A/C #112-952-137
Further Credit:     Villere Funds
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds nor U.S. Bank N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Funds.

THROUGH A FINANCIAL INTERMEDIARY

You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Adviser and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus.  Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum.  Please consult your Financial Intermediary for their account policies.  Your order will be priced at the applicable Fund’s NAV next computed after it is received by a Financial Intermediary.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with a Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the applicable Fund’s NAV next computed after it is received by the Financial Intermediary.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

AUTOMATIC INVESTMENT PLAN

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  Each AIP investment must be $100 or greater.  If you wish to participate in the AIP, complete the “Automatic Investment Plan” section on the account application or call the Funds at 1-866-209-1129 for instructions.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network.  A Fund may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP by notifying the Transfer Agent by telephone or in writing at least 5 days prior to the next withdrawal.  If you liquidate your account, your AIP will be discontinued.  A $25 fee will be imposed if your AIP transaction is returned.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call 1-866-209-1129 for additional information regarding the Funds’ AIP.

RETIREMENT PLANS

You may invest in a Fund by establishing a tax-sheltered IRA.  The Funds offer Traditional, Roth, SIMPLE and SEP IRAs.  You may obtain information about opening an IRA account by calling the Transfer Agent at 1-866-209-1129.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

HOW TO SELL SHARES

In general, orders to sell or “redeem” shares can be placed directly with the Transfer Agent; however, if you purchased your shares through a Financial Intermediary, your redemption order must be placed with this same authorized intermediary.  You may redeem (sell) part or all of your Fund shares at the next determined NAV after a Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

BY MAIL

You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the applicable Fund’s name, your account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration.  Please have the signature(s) guaranteed, if applicable.  (Please see “Account and Transaction Policies” below).  Redemption requests will not become effective until all documents have been received in good order by the Transfer Agent.  “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption request to:

Regular Mail Villere Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Villere Funds c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

BY TELEPHONE OR BY WIRE

Unless you declined telephone privileges you may redeem up to $100,000 in shares by calling the Transfer Agent at 1-866-209-1129 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Retirement account investors will be asked whether or not to withhold taxes from any distribution. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may also make your redemption request in writing.

Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $1,000.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades and from the proceeds on complete redemptions and share specific trades.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for your bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Transfer Agent will use procedures to confirm that the telephone instructions are genuine.  For security reasons, requests by telephone will be recorded and the caller may be asked to identify certain personal identification information for verification purposes.  If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

THROUGH A FINANCIAL INTERMEDIARY

You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the applicable Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

SYSTEMATIC WITHDRAWAL PROGRAM

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their Financial Intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly, or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100.  If you elect this method of redemption, the Transfer Agent will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This program may be terminated or modified by a shareholder or the Funds at any time.  You may terminate your participation in the program at any time by notifying the Transfer Agent in writing or by calling 1‑866‑209‑1129 at least five days in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of a Fund and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ account application.  Please call 1-866-209-1129 for additional information regarding the Funds’ SWP.

EXCHANGING SHARES

You may exchange all or a portion of your investment, from one Villere Fund to another Villere Fund, by mail or telephone provided you did not decline telephone privileges on your account application.  Any new account established through an exchange will be subject to a minimum investment requirement described above.  In addition, existing accounts are subject to a minimum exchange requirement of $100.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  Additionally, an exchange will be considered a sale of shares for the purpose of assessing redemption fees.  See the “Account and Transaction Policies -- Redemption Fee” section below for additional information.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).  This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Call the Funds at 1-866-209-1129 to learn more about exchanges.

ACCOUNT AND TRANSACTION POLICIES

Redemption Fee
The Equity Fund is intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  For these reasons, the Equity Fund will assess a 2.00% fee on the redemption and exchange of Fund shares held for 60 days or less.  The Equity Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed (sold) first for purposes of determining whether the short-term trading fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

This fee does not apply to:
(1) shares purchased through reinvested dividends or capital gains;
(2) Fund redemptions under the Fund’s SWP;
(3) the redemption of shares previously purchased under an AIP;
(4) the involuntary redemption of low balance accounts;
(5) sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts and certain retirement plans;
(6) minimum required distributions from retirement accounts;
(7) premature distributions from retirement accounts due to the disability or health of the shareholder;
(8) redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9) conversion of shares from one share class to another in the same Fund;
(10) taking out a distribution or loan from a defined contribution plan;
(11) to effect, through a redemption and subsequent purchase, an account registration change within the same Fund; or
(12) redemptions in connection with charitable investment pool accounts.

The Equity Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Equity Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the Fund may not always be able to track short-term trading affected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Equity Fund has entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Equity Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Fund is required to rely on information provided by the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

Proceeds
The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds.  In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions.  The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below.  Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

Householding
In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, Annual and Semi-Annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-209-1129 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Timing of Redemption Requests
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Low Balance Accounts
If your total account balance falls below $500 due to withdrawals, the Funds may sell your shares of a Fund.  This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.  The Funds will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $500 within 30 days, a Fund may sell your shares and send you the proceeds.  The Funds will not sell your shares if your account value falls as a result of market fluctuations.

Redemption In-Kind
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Funds would do so except during unusual market conditions or if the redemption amount is large enough to affect the Funds’ operations (e.g., if it represents more than 1% of the Funds’ assets).  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Signature Guarantee
A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions.  To protect each Fund and its shareholders, a signature guarantee is required for all written redemption requests over $100,000.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is also required in the following situations: (1) if ownership on your account is being changed; (2) when redemption proceeds are payable to or sent to any person, address or bank account not on record; and (3) when a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days.  The Adviser reserves the right to waive these requirements at its own discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public cannot provide a signature guarantee.

Unclaimed Property/Lost Shareholder
It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (866)-209-1129 at least annually to ensure your account remains in active status. Investors with a state residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board has adopted a policy regarding excessive trading.  The Funds discourage excessive, short-term trading and other abusive trading practices, and the Funds may use a variety of techniques to monitor trading activity and detect and deter abusive trading practices.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures adopted by the Board when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by each Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive.  Each Fund further reserves the right to refuse purchase requests, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  Each Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, a Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  A Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, a Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

Each Fund may pay service fees to Financial Intermediaries, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.  The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for these non-distribution services.

The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of a Fund.  Such payments and compensation are in addition to service fees paid by a Fund.  These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediary.  Cash compensation may also be paid to Financial Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to a Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes dividends from its net investment income at least annually.  Based on the investment strategies of each Fund as summarized above, it is anticipated that a Fund’s net investment income generally will consist of interest income and dividends received on investments, less expenses.  The Funds also distribute any realized net capital gains at least annually.  The Funds realize capital gains mainly from sales of their portfolio assets for a profit.  Net capital gains of a Fund (net long-term capital gain over net short-term capital loss) realized and distributed by the Fund and reported as capital gains dividends are taxble to shareholders as long-term capital gains, without regard to the length of time the shareholders have held shares of the Fund.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing or by telephone.  If you wish to change your distribution option, write to a Fund in advance of the payment date of the distribution.  Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.  If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver your check or your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.  If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.

TAX CONSEQUENCES

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a regulated investment company, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.  If a Fund fails to qualify as a regulated investment company, it will be subject to taxation as a regular corporation.  Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes but no assurance can be given that a Fund’s distributions will be sufficient to eliminate all taxes at the Fund level in every year.

Each Fund intends to make distributions of dividends and capital gains.  In general, a Fund’s distributions are taxable to shareholders as ordinary income or, under current law, qualified dividend income.  The rate you pay on capital gain distributions will depend on whether the Fund’s distributions qualify as qualified dividend income and how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%.  Lower rates may apply for taxpayers in the lower federal income tax brackets.  Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. There is currently no mechanism for the Funds, to the extent that the Funds invest in REITs or MLPs, to pass through to non-corporate shareholders the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is unclear whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.

Dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

If you sell your Fund shares, it is considered a taxable event for you.  An exchange of the Fund’s shares for shares of another mutual fund is considered a taxable sale of the Fund’s shares.  Depending on the purchase and sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  Additional information concerning the taxation of each Fund and its shareholders is contained in the SAI.  You should consult your tax adviser regarding any federal, state, local or foreign tax consequences of investing in the Fund based on your individual circumstances.

By law, each Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, if the Internal Revenue Service (“IRS”) notifies you that you are subject to backup withholding, or if the IRS instructs the Fund to do so.  Backup withholding is not an additional tax and any amounts withheld may be credited against your ultimate tax liability if proper documentation submitted to the IRS.

INDEX DESCRIPTIONS

The Standard and Poor’s® (“S&P®”) 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.

The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks, and bonds.  Typically, the stock/bond ratio ranges around 60%/40%.

The Barclays Capital Intermediate Government/Credit Bond Index (formerly known as the Lehman Intermediate Government/Credit Bond Index) measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.

The Lipper Mid Cap Growth Fund Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.

Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The tables below show the Funds’ financial performance for the fiscal periods shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in a Fund would have increased or decreased during the periods shown, assuming you had reinvested all dividends and distributions.  This information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm.  Their report, along with the Funds’ most recent financial statements, is included in the Funds’ most recent Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each year
Balanced Fund

	Year Ended August 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$21.40	$20.67	$23.12	$26.67	$23.75

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.20	0.10	0.19	0.23	0.25
Net realized and unrealized gain (loss) on investments	3.77	0.81	0.11	(2.40)	3.16
Total from investment operations	3.97	0.91	0.30	(2.17)	3.41

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.18)	(0.20)	(0.30)	(0.10)
From net realized gain	--	--	(2.55)	(1.08)	(0.39)
Total distributions	(0.15)	(0.18)	(2.75)	(1.38)	(0.49)
Net asset value, end of year	$25.22	$21.40	$20.67	$23.12	$26.67

Total return	18.67%	4.45%	2.50%	(8.19)%	14.51%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$299.6	$295.2	$395.4	$670.2	$1,209.2

Portfolio turnover rate	23%	18%	14%	15%	25%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed/recouped	0.96%	0.93%	0.97%	0.88%	0.86%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed/recouped	0.85%	0.50%	0.93%	0.70%	1.02%

1 Calculated using the average shares outstanding method.

For a capital share outstanding throughout each year
Equity Fund

	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.43	$10.29	$10.40	$11.85	$10.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	(0.04)	0.01	(0.03)	(0.00)(2)
Net realized and unrealized gain (loss) on investments	2.45	0.19	0.04	(1.23)	1.56
Total from investment operations	2.46	0.15	0.05	(1.26)	1.56
Paid-in capital from redemption fees	0.00(2)	0.00(2)	0.00(2)	0.00(2)	0.00(2)

LESS DISTRIBUTIONS:
From net investment income	--	(0.01)	--	--	--
From net realized gain	--	--	(0.16)	(0.19)	--
Total Distributions	--	(0.01)	(0.16)	(0.19)	--
Net asset value, end of year	$12.89	$10.43	$10.29	$10.40	$11.85

Total return	23.59%	1.47%	0.68%	(10.62)%	15.16%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$42.1	$36.5	$37.3	$38.2	$46.2

Portfolio turnover rate	24%	25%	32%	32%	13%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed/recouped	1.22%	1.24%	1.24%	1.10%	1.20%
After fees absorbed/recouped	1.22%	1.24%	1.24%	1.16%	1.25%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed/recouped	0.07%	(0.41)%	0.15%	(0.15)%	(0.02)%
After fees absorbed/recouped	0.07%	(0.41)%	0.15%	(0.21)%	(0.07)%

(1)	# Calculated using the average shares outstanding method.
(2)	Does not round to $(0.01) or $0.01, as applicable.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

VILLERE FUNDS

Investors can find more information about the Funds in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (“SAI”):  The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.  It is legally a part of the Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  The Funds’ Annual Report contains a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Funds at:

Villere Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-209-1129
www.villere.com

Shareholder reports and other information about the Fund are also available:

•	Free of charge from the Fund’s website at www.villere.com.
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
•	For a fee, by email request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-5037.)